UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22894

INVESTMENT MANAGERS SERIES TRUST II

(Exact name of registrant as specified in charter)

235 West Galena Street

Milwaukee, WI 53212

(Address of principal executive offices) (Zip code)

Diane J. Drake

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, CA 91740

(Name and address of agent for service)

(626) 385-5777

Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period: October 31, 2020

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

AXS All Terrain Opportunity Fund

(formerly known as All Terrain Opportunity Fund)

(Institutional Class: TERIX)

ANNUAL REPORT

OCTOBER 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund, if you hold your shares directly with the Fund, or from your financial intermediary, such as a broker-dealer or bank, if you hold your shares through a financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold your shares directly with the Fund, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at (833) 297-2587 or, if you hold your shares through a financial intermediary, contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you hold your shares directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports at (833) 297-2587 or, if you hold your shares through a financial intermediary, contacting your financial intermediary. Your election to receive reports in paper will apply to all of the Investment Managers Series Trust II’s Funds you hold directly or through your financial intermediary, as applicable.

AXS All Terrain Opportunity Fund

A series of Investment Managers Series Trust II

Table of Contents

Shareholder Letter	1
Fund Performance	4
Schedule of Investments	5
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	11
Report of Independent Registered Public Accounting Firm	20
Supplemental Information	21
Expense Example	28

This report and the financial statements contained herein are provided for the general information of the shareholders of the AXS All Terrain Opportunity Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.axsinvestments.com

All Terrain Opportunity Fund Annual Report

Dear Fellow Shareholders,

Over the last year, as of October 31, 2020, the AXS All Terrain Opportunity Fund’s Institutional Class shares returned 5.24% while the HFRX Global Hedge Fund Index was up 3.69%. The All Terrain Opportunity Fund outperformed its respective benchmark due to the defensive approach the Fund took in Q1 after U.S. equity markets plunged during the quarter due to the onset of the pandemic. The AXS All Terrain Opportunity Fund maintained stability for our shareholders during a severe sell-off in the 1st quarter of 2020 as global equity and credit markets crashed.

Another year of historic market conditions & events

Up to this point in 2020, it has been one of the most gut-wrenching years for investors in the history of the stock market. Global markets declined quickly and dramatically in the 1st quarter of this year when the coronavirus pandemic was spreading across the globe causing major disruptions. The big Central Banks - the Federal Reserve (Fed), European Central Bank (ECB), Peoples Bank of China (PBOC) and Bank of Japan (BOJ) - amassed $27.7 trillion dollars in total assets, a new record high. The Fed Balance Sheet equates to a whopping 33.9% of the total U.S. Gross Domestic Product (GDP), up from 18.7% a year ago. The ECB is now up to 61.7% of GDP, up from 39.7% a year ago. Many are wondering how this experiment will end and what kind of repercussions it will have on future generations. We believe that as we approach 2021, the gridlock in Washington could continue despite a new potential administration in the White House. Accordingly, we believe that a tactical "All Terrain" strategy makes sense for this uncertain global environment.

Equity Strategy

Our disciplined VERT process combines Valuations, Economic data, Risk indicators, and Trends, which drive our portfolio allocation. We evaluate global equity markets on an ongoing basis across the world in order to rotate the portfolio according to our unique process. When economic data and trends are deteriorating, the AXS All Terrain Opportunity Fund reduces exposure to equities in order to potentially preserve capital for investors. In the opposite scenario, when the data is improving and leading indicators are strong, the Fund will allocate more capital to equities and other “risk on” asset classes. Our forecast for equity returns (Valuations) on the U.S. indices remains very anemic for the foreseeable future.

The AXS All Terrain Opportunity Fund allocated a higher than normal position to cash for a good part of the year which has been one of the most volatile years in the history of the financial market. The global pandemic is causing major supply chain disruptions and overall softness in the overall global economy. In March 2020, the S&P 500 dropped over 30% from its highs, and global risk assets had one of their worst periods in the stock markets history. We tactically rotated out of equities and credit right before the bottom fell out in the global markets. When the S&P 500 was down 30%, the AXS All Terrain Opportunity Fund only drew down about 6.41% and only captured roughly 20% of the downside, which was a big part as to why our fund has performed well in 2020. Despite all the volatility and massive drawdown, global equity markets are making new highs around the world with the U.S. stock market leading the way.

The AXS All Terrain Opportunity Fund maintained a larger than average position in Gold in 2020, which helped propel the funds’ performance in 2020. Gold was up over 20% YTD, and the backdrop looks very favorable going forward with record global deficits continuing to grow with no end in sight and a debasement of fiat global currencies. The fund also had a position in the Nasdaq 100 ETF (QQQ) that boosted fund performance over the course of the last year. We continue to think that mega-cap technology companies will continue to dominate even more as we move forward beyond the pandemic. However, their stock prices may have gotten stretched for the time being. The pandemic accelerated the usage of online businesses while brick and mortar retail shops continue to struggle.

Fixed Income Strategy

Valuations play a large role in the determination of which securities are selected for the asset allocation breakdown of the AXS All Terrain Opportunity Fund. As mentioned in the equity section, we anticipate lower than normal equity returns on a forward-looking basis, which directly affects how the portfolio is positioned overall. For this reason, the fixed-income allocation in the AXS All Terrain Opportunity Fund has at times remained a significant portion of All Terrain’s assets as well as cash. Fixed income experienced fixed income spreads widening causing us to take a more defensive approach by liquidating entire holdings. We monitor our bond fund managers by having conference calls to make sure the funds are adhering to the objectives we are looking to achieve. A fund will be sold immediately if we notice any signs of the managers deviating from our outlook. We will also exit the position accordingly if we see any signs of credit contagion spreading and/or fixed income melting down as witnessed in March 2020. In addition, we employ Exchange Traded Funds (ETFs) to gain exposure to a specific sector within the bond market. This again gives the fund flexibility to gain exposure to a broader set of securities while maintaining liquidity for our shareholders.

During the depths of the selloff in fixed income, high quality municipal bonds sold off extremely hard and were trading at significant discounts. We tactically rotated into the iShares National Municipal Bond ETF (MUB). Despite the pandemic raging across the country, high rated municipal bonds had many advantages that other areas of fixed income did not possess. The AXS All Terrain Opportunity Fund also had a position in the Diamond Hill Short Duration Securitized Bond Fund (DHEYX). The fund was another major contributor to overall Fund performance. The Diamond Hill Short Duration Securitized Bond Fund generates an attractive yield for our shareholders while maintaining high quality assets that benefitted from the pandemic recovery.

Positioning and Outlook

Our current view of the global economy remains “cautiously optimistic,” as political tensions are far from over on a global scale. The Federal Reserve looks to be back on track with Quantitative Easing, which throughout this cycle has provided a tailwind for risk assets. We believe that side effects of these policies will likely continue to drive investors towards risk assets as investors are being forced to go further out on the risk curve to attempt to generate performance. Globally, high quality government securities are already negative yielding when factoring in inflation. The only way we think developed governments will continue to sustain growth is to continue to ramp fiscal deficits to fund economic growth. With global debt to GDP stretched to limits never seen, sovereign bonds, investment grade credit and junk bonds collectively are the most over-valued in history and many believe equities valuations are also stretched and banking on uncertain future growth. We are also witnessing the largest dispersion between growth and value stock market valuations in history.

The Federal Reserve and fiscal powers may appear for now to have come to the rescue of financial markets during the COVID-19 recession, but they have only upped the ante on the imbalances and risks they have allowed to build. In this context, we believe that low interest rates equate to anything but low risk. From a valuation standpoint, in our analysis, the risks presented by US financial asset bubbles today are perhaps the highest in history, which has demonstrated that easy money creates financial asset bubbles and bubbles eventually burst and lead to financial crises.

We are also concerned that growing risks to financial markets could lead to future inflationary pressures. We are not ruling out stagflation either, as global growth may be stagnant or slow to come back in certain areas during this recovery. Zombie companies abound, risking financial aftershocks and industries being decimated by competing new technologies. In addition, significant currency debasement will likely continue at warp speed as governments try to spend their way out of this global pandemic and amass huge debt, which will not be serviceable if interest rates move higher for the wrong reasons in the future. Also, the many unknowns of a potential new administration in the White House is a wild card. We believe fiscal policy will be critical to the recovery, and major spending packages will need to be deployed to ensure the US economy does not falter and tip back into recession. A few effective COVID-19 vaccines were recently announced, which does help improve the outlook going into 2021, and the positive news gives us greater confidence that the economic restart can gather steam in 2021. The global economy is recalibrating from a single-minded focus on cost efficiency and short-term profitability to a system that puts equal weight on long-term resilience.

We have been extremely optimistic on the U.S. housing market long term and continue to believe this is one area that has legs for the foreseeable future. It is one area we believe has tremendous growth potential for the U.S economy over the next decade. New homes sold are at the highest level in over a decade as people are bailing out of the cities. COVID has permanently changed the landscape of business, and we think companies will continue to let their workforce work remotely as companies realize their workforce can be just as efficient and effective without spending money on leases. This is our current view on some major drivers that should be very important factors when looking forward. Our proprietary models are projecting lower than expected equity returns in the near future due to overvalued equity markets in the U.S. While these levels are overvalued at the current time, we think there is no other alternative for investors as bond yields are at record lows across the globe. We continue to monitor the situation in global markets as valuations abroad are becoming more attractive on a relative basis to the United States. As market conditions change, the AXS All Terrain Opportunity Fund will adapt and change allocations when deemed necessary.

Sincerely,

Al Procaccino	Korey Bauer

The views in this letter were as of 10/31/2020 and may not necessarily reflect the same views on the date this letter was first published or any time thereafter. These views are intended to help a shareholder in understanding the fund’s investment methodology and do not constitute investment advice.

Investment Considerations: The investment objective is to seek capital appreciation with positive returns in all market conditions. There can be no assurance that the Fund will achieve its objective or that any strategy (risk management or otherwise) will be successful. Stock and bond values fluctuate in price so the value of your investment can go down depending on market conditions. International investing involves special risks including, but not limited to political risks, currency fluctuations, illiquidity and volatility. These risks may be heightened for investments in emerging markets. Derivatives entail risks relating to liquidity, leverage and credit that may reduce returns and increase volatility. Past performance does not guarantee future results.

AXS All Terrain Opportunity Fund

FUND PERFORMANCE at October 31, 2020 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the HFRX Global Hedge Fund Index. Results include the reinvestment of all dividends and capital gains.

HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. The index does not reflect expenses, fees, or sales charge, which would lower performance. The index is unmanaged and it is not available for investment.

Average Annual Total Returns as of October 31, 2020	1 Year	5 Years	Since Inception	Inception Date
Institutional Class[1]	5.24%	4.28%	3.40%	11/03/14
HFRX Global Hedge Fund Index	3.69%	1.80%	1.16%	11/03/14

[1]	Prior to September 16, 2016, the Institutional Class shares of the Fund were designated as Class A shares and subject to a distribution fee pursuant to Rule 12b-1 Plan and a 5.75% sales charge. Returns would have been lower had sales charge been reflected. The distribution fee is reflected in the Fund’s performance for periods prior to September 16, 2016.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (833) 297-2587.

Gross and net expense ratios for the Fund’s Institutional Class shares were 2.63% and 2.08%, respectively, which were the amounts stated in the current prospectus dated March 1, 2020. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. Effective October 26, 2020, AXS Investments LLC (“AXS”) became the new Advisor to the Fund effective upon shareholder approval. The Fund’s Advisor has contractually agreed to waive fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.60% of the average daily net assets of Institutional Class shares of the Fund. This agreement is in effect until February 28, 2021 and may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 60 days of purchase will be charged a redemption fee of 1.00%.

AXS All Terrain Opportunity Fund

SCHEDULE OF INVESTMENTS

As of October 31, 2020

Number of Shares		Value
	EXCHANGE-TRADED FUNDS — 7.3%
	COMMODITY FUNDS — 4.0%
7,700	VanEck Vectors Gold Miners ETF	$288,673
500	ZKB Gold ETF - Class AA USD*[1]	897,100
		1,185,773
	EQUITY FUNDS — 3.3%
3,000	SPDR S&P 500 ETF Trust	979,620
	TOTAL EXCHANGE-TRADED FUNDS
	(Cost $2,024,544)	2,165,393
	MUTUAL FUNDS — 4.9%
	EQUITY FUNDS — 4.9%
2,949	MFS International Intrinsic Value Fund - Class I	148,676
7,395	Morgan Stanley Institutional Fund, Inc. - Global Opportunity Portfolio - Class I*	291,422
47,664	WCM Focused International Growth Fund - Class Institutional	1,016,682
		1,456,780
	TOTAL MUTUAL FUNDS
	(Cost $1,439,063)	1,456,780
	SHORT-TERM INVESTMENTS — 88.0%
26,063,105	Fidelity Investments Money Market Funds - Treasury Portfolio - Class I, 0.010%[2]	26,063,105
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $26,063,105)	26,063,105
	TOTAL INVESTMENTS — 100.2%
	(Cost $29,526,712)	29,685,278
	Liabilities in Excess of Other Assets — (0.2)%	(52,127)
	TOTAL NET ASSETS — 100.0%	$29,633,151

ETF –	Exchange-Traded Fund

*	Non-income producing security.
[1]	Foreign security denominated in U.S. Dollars.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

AXS All Terrain Opportunity Fund

SUMMARY OF INVESTMENTS

As of October 31, 2020

Security Type/Sector	Percent of Total Net Assets
Exchange-Traded Funds
Commodity Funds	4.0%
Equity Funds	3.3%
Total Exchange-Traded Funds	7.3%
Mutual Funds
Equity Funds	4.9%
Total Mutual Funds	4.9%
Short-Term Investments	88.0%
Total Investments	100.2%
Liabilities in Excess of Other Assets	(0.2)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

AXS All Terrain Opportunity Fund

STATEMENT OF ASSETS AND LIABILITIES

As of October 31, 2020

Assets:
Investments, at value (cost $29,526,712)	$29,685,278
Receivables:
Dividends and interest	201
Prepaid expenses	17,970
Total Assets	29,703,449

Liabilities:
Payables:
Advisory fees	14,921
Shareholder servicing fees (Note 7)	962
Fund administration and accounting fees	10,773
Transfer agent fees and expenses	1,148
Custody fees	3,175
Trustees' deferred compensation (Note 3)	15,293
Auditing fees	15,000
Legal fees	3,113
Chief Compliance Officer fees	2,691
Shareholder reporting fees	1,127
Trustees' fees and expenses	907
Accrued other expenses	1,188
Total Liabilities	70,298

Net Assets	$29,633,151

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$29,029,736
Total distributable earnings	603,415
Net Assets	$29,633,151

Shares of beneficial interest issued and outstanding	1,174,209
Net asset value per share	$25.24

See accompanying Notes to Financial Statements.

AXS All Terrain Opportunity Fund

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2020

Investment Income:
Dividends	$496,589
Interest	35,937
Total investment income	532,526

Expenses:
Advisory fees	391,654
Shareholder servicing fees (Note 7)	27,312
Fund administration and accounting fees	74,905
Transfer agent fees and expenses	16,097
Custody fees	15,201
Registration fees	20,001
Legal fees	16,499
Trustees' fees and expenses	15,205
Auditing fees	15,000
Chief Compliance Officer fees	13,399
Shareholder reporting fees	12,501
Miscellaneous	5,999
Insurance fees	3,211
Total expenses	626,984
Advisory fees waived	(172,975)
Voluntary advisory fees waived	(52,390)
Fees paid indirectly (Note 3)	(6,404)
Net expenses	395,215
Net investment income	137,311

Realized and Unrealized Gain:
Net realized gain (loss) on:
Investments	1,310,651
Purchased options contracts	147,651
Net realized gain	1,458,302
Capital gain distributions from regulated investment companies	660
Net change in unrealized appreciation/depreciation on:
Investments	30,202
Net realized and unrealized gain	1,489,164

Net Increase in Net Assets from Operations	$1,626,475

See accompanying Notes to Financial Statements.

AXS All Terrain Opportunity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$137,311	$530,844
Net realized gain on investments and purchased options contracts	1,458,302	328,386
Capital gain distributions from regulated investment companies	660	4,972
Net change in unrealized appreciation/depreciation investments and purchased options contracts	30,202	102,363
Net increase in net assets resulting from operations	1,626,475	966,565

Distributions to Shareholders:
Total distributions to shareholders	(1,401,286)	(1,900,833)

Capital Transactions:
Net proceeds from shares sold	5,214,149	1,194,085
Reinvestment of distributions	1,401,286	1,900,834
Cost of shares redeemed1	(5,507,744)	(5,345,357)
Net increase (decrease) in net assets from capital transactions	1,107,691	(2,250,438)

Total increase (decrease) in net assets	1,332,880	(3,184,706)

Net Assets:
Beginning of period	28,300,271	31,484,977
End of period	$29,633,151	$28,300,271

Capital Share Transactions:
Shares sold	215,089	47,271
Shares reinvested	56,145	76,645
Shares redeemed	(218,036)	(212,236)
Net increase (decrease) in capital share transactions	53,198	(88,320)

[1]	Net of redemption fee proceeds of $0 and $50, respectively.

See accompanying Notes to Financial Statements.

AXS All Terrain Opportunity Fund

FINANCIAL HIGHLIGHTS

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended October 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$25.25	$26.04	$25.57	$24.23	$24.39
Income from Investment Operations:
Net investment income[1,2]	0.12	0.44	0.37	0.60	0.60
Net realized and unrealized gain (loss)	1.16	0.35	0.47	1.33	(0.18)
Total from investment operations	1.28	0.79	0.84	1.93	0.42

Less Distributions:
From net investment income	(0.69)	(0.45)	(0.37)	(0.59)	(0.58)
From net realized gain	(0.60)	(1.13)	-	-	-
Total distributions	(1.29)	(1.58)	(0.37)	(0.59)	(0.58)

Redemption fee proceeds[1]	-	- [3]	-	- [3]	-

Net asset value, end of period	$25.24	$25.25	$26.04	$25.57	$24.23

Total return[4]	5.24%	3.28%	3.23%	8.05%	1.74%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$29,633	$28,300	$31,485	$33,470	$33,429

Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed[5]	2.24%	2.15%	2.20%	2.34%	2.69%
After fees waived and expenses absorbed[5,6]	1.41%	1.52%	1.39%	1.49%[7]	1.78%
Ratio of net investment income (loss) to average net assets (including interest expense):
Before fees waived and expenses absorbed[2]	(0.34)%	1.12%	0.62%	1.54%	1.56%
After fees waived and expenses absorbed[2]	0.49%	1.75%	1.43%	2.39%	2.47%

Portfolio turnover rate	1,445%	799%	550%	280%	206%

[1]	Based on average shares outstanding for the period.
[2]	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.
[3]	Amount represents less than $0.01 per share.
[4]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Prior to September 16, 2016, returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Prior to September 16, 2016, returns shown do not include payment of sales load of 5.75% of offering price which is reduced on sales of $25,000 or more. If the sales charge was included, total returns would be lower.
[5]	Does not include expenses of the investment companies in which the Fund invests.
[6]	Effective May 1, 2017, the Advisor has contractually agreed to limit the annual operating expenses to 1.60% of the Institutional Class. Effective September 16, 2016, the Advisor has contractually agreed to limit the annual operating expenses to 1.70% of the Institutional Class which was re-designated from Class A on that date. Prior to September 16, 2016, the Advisor had contractually agreed to limit the annual operating expenses of Class A to 1.95%.
[7]	If interest expense on cash due to broker had been excluded, the expense ratio would have been lowered by 0.01% for the year ended October 31, 2017.

See accompanying Notes to Financial Statements.

AXS All Terrain Opportunity Fund

NOTES TO FINANCIAL STATEMENTS

October 31, 2020

Note 1 – Organization

The AXS All Terrain Opportunity Fund (formerly, the All Terrain Opportunity Fund) (the ‘‘Fund’’) is organized as a diversified series of Investment Managers Series Trust II, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks to provide capital appreciation with positive returns in all market conditions. The Fund commenced investment operations on November 3, 2014, with three classes of shares: Class A, Class C and Class I. Class I shares were liquidated on December 4, 2015. Class C shares were re-designated to Class I shares on August 29, 2016 and were subsequently liquidated on September 30, 2016. Class A shares were re-designated to Institutional Class on September 16, 2016.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees.  Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative net assets.  Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

AXS All Terrain Opportunity Fund

NOTES TO FINANCIAL STATEMENTS – Continued

October 31, 2020

(b) Short Sales

Short sales are transactions under which the Fund sells a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Fund is subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

(c) Options

The Fund may write or purchase options contracts primarily to generate gains from option premiums or to reduce overall portfolio risk. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

(d) Exchange Traded Funds (“ETFs”)

ETFs typically trade on securities exchanges and their shares may, at times, trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses. As a result, Fund shareholders indirectly bear their proportionate share of these acquired expenses. Therefore, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in securities.

Each ETF in which the Fund invests is subject to specific risks, depending on the nature of the ETF. Each ETF is subject to the risks associated with direct ownership of the securities comprising the index on which the ETF is based. These risks could include liquidity risk, sector risk as well as risks associated with fixed-income securities.

(e) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations.  Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Premiums for callable debt securities are amortized to the earliest call date, if the call price was less than the purchase price. If the call price was not at par and the security was not called, the security is amortized to the next call price and date.  Expenses incurred by the Trust with respect to more than one Fund are allocated in proportion to the net assets of each Fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

AXS All Terrain Opportunity Fund

NOTES TO FINANCIAL STATEMENTS – Continued

October 31, 2020

(f) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, any tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the years ended October 31, 2018-2020, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(g) Distributions to Shareholders

The Fund will make distributions of net investment income quarterly and net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(h) Illiquid Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limits its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Advisor, at any time, determines that the value of illiquid securities held by the Fund exceeds 15% of its net asset value, the Advisor will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Fund’s written LRMP.

AXS All Terrain Opportunity Fund

NOTES TO FINANCIAL STATEMENTS – Continued

October 31, 2020

(i) Short-Term Investments

The Fund invests a significant amount (88.0% of its net assets as of October 31, 2020) in the Fidelity Investments Money Market Funds – Treasury Portfolio – Class I (“FISXX”). FISXX invests exclusively in a portfolio of short-term U.S. Treasury securities, as well as repurchase agreements collateralized fully by U.S. Treasury securities. The Fund may also hold cash.

FISXX files complete Semi-Annual and Annual Reports with the U.S. Securities and Exchange Commission for semi-annual and annual periods of each fiscal year on Form N-CSR. The Forms N-CSR are available on the website of the U.S. Securities and Exchange Commission at www.sec.gov, and may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The net expense ratio per the March 31, 2020 Annual report of the Fidelity Investments Money Market Funds – Treasury Portfolio – Class I was 0.18%.

Note 3 – Investment Advisory and Other Agreements

At a meeting held on October 19, 2020, the Board of Trustees of the Trust (the “Board”), considered and approved the following: (i) the termination of the current co-advisory agreements between the Trust, on behalf of the All Terrain Opportunity Fund and Castle Financial & Retirement Planning Associates, Inc. (“Castle Financial”) and Foothill Capital Management, LLC (“FCM” and together with Castle Financial, the “Co-Advisors”), the current co-advisors to the Fund, effective on October 26, 2020 (the “Effective Date”), and (ii) a new investment advisory agreement (the “New Agreement”) between the Trust and AXS Investments LLC (“AXS”) with respect to the Fund, pursuant to which AXS becomes the investment advisor for the Fund effective upon shareholder approval. At the meeting, the Board also approved an interim advisory agreement between the Trust, on behalf of the Fund, and AXS (the “Interim Agreement”), effective on the date of termination of the current co-advisory agreements, under which AXS may provide investment advisory services for the Fund for up to 150 days pending shareholder approval of the New Agreement. Under the terms of the Interim Agreement, the Fund pays a bi-monthly investment advisory fee to AXS of 1.40% of the Fund’s average daily net assets.

Shareholders of the Fund approved the New Advisory Agreement between the Trust and AXS at a meeting held on December 30, 2020. Voting results are disclosed in Supplementary Information pages.

Prior to the Effective Date, Castle Financial and FCM served as co-investment advisors for the Fund. Under the terms of the prior co-advisory agreement, the Fund paid a monthly investment advisory fee to Castle Financial and FCM and at the following annual rates based on the Fund’s average daily net assets:

Advisory Fees
Castle Financial	0.56%
Foothill Capital	0.84%
Total	1.40%

The Advisors have contractually agreed to waive their fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.60% of the average daily net assets of Institutional Class shares of the Fund. This agreement is in effect until February 28, 2021 and may be terminated before that date only by the Trust’s Board of Trustees. Any reduction in advisory fees or payment of the Fund’s expenses made by Castle Financial and FCM is not subject to reimbursement by the Fund. AXS is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement.

AXS All Terrain Opportunity Fund

NOTES TO FINANCIAL STATEMENTS – Continued

October 31, 2020

For the year ended October 31, 2020, the Advisors waived advisory fees and absorbed other expenses totaling $225,365. Castle Financial and FCM will not seek recoupment of any advisory fees waived or other expenses absorbed. AXS may recapture all or a portion of the following amount no later than October 31, 2023.

	Advisory Fees Accrued	Advisory Fees Waived and/or Other Expenses Absorbed
Castle Financial*	$153,932	$154,013
Foothill Capital	230,898	67,749
AXS Investments, LLC	6,824	3,603
Total	$391,654	$225,365

*	Castle Financial has agreed to voluntarily waive a portion of its advisory fee after expenses reimbursed. The voluntarily advisory fee waived is reported on the Statement of Operations.

UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian. The Fund’s allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended October 31, 2020, are reported on the Statement of Operations.

IMST Distributors, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor does not receive compensation from the Funds for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended October 31, 2020, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations. A portion of the fees were paid by the Trust’s Co-Administrators. Such amount is shown as a reduction of expenses, “Fees paid indirectly”, on the Statement of Operations.

The Fund’s Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested.  If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account.  The Fund’s liability for these amounts is adjusted for market value changes in the invested fund(s) and remains a liability to the Fund until distributed in accordance with the Plan.  The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of the Fund and is disclosed in the Statement of Assets and Liabilities.  Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statement of Operations.

AXS All Terrain Opportunity Fund

NOTES TO FINANCIAL STATEMENTS – Continued

October 31, 2020

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended October 31, 2020, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes

At October 31, 2020, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$29,884,681
Gross unrealized appreciation	$4,133
Gross unrealized depreciation	(203,536)
Net unrealized depreciation on investments	$(199,403)

The difference between cost amounts for financial statement and federal income tax purposes are due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended October 31, 2020, permanent differences in book and tax accounting have been reclassified to Capital and Total Distributable Earnings as follows:

Increase (Decrease)
Capital	Total Distributable Earnings
$28,007	$(28,007)

As of October 31, 2020, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$806,235
Undistributed long-term gains	11,877
Tax accumulated earnings	818,112

Accumulated capital and other losses	-
Unrealized deferred compensation	(15,294)
Unrealized depreciation on investments	(199,403)
Total accumulated earnings	$603,415

The tax character of the distributions paid during the fiscal years ended October 31, 2020 and October 31, 2019 were as follows:

Distributions paid from:	2020	2019
Ordinary income	$1,401,286	$1,382,850
Net long-term capital gains	-	517,983
Total taxable distributions	1,401,286	1,900,833
Total distributions paid	$1,401,286	$1,900,833

AXS All Terrain Opportunity Fund

NOTES TO FINANCIAL STATEMENTS – Continued

October 31, 2020

Note 5 – Redemption Fee

The Fund may impose a redemption fee of 1.00% of the total redemption amount on all shares redeemed within 60 days of purchase. For the year ended October 31, 2020 and for the year ended October 31, 2019, the Fund received $0 and $50, respectively.

Note 6 - Investment Transactions

For the year ended October 31, 2020, purchases and sales of investments, excluding short-term investments and options, were $238,358,266 and $253,705,782, respectively. A high portfolio turnover rate may incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The portfolio turnover rate is reported in the Financial Highlights.

Note 7 – Shareholder Servicing Plan

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.10% of average daily net assets attributable to Institutional Class shares to shareholder servicing agents who provide administrative and support services to their customers.

For the year ended October 31, 2020, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 8 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

AXS All Terrain Opportunity Fund

NOTES TO FINANCIAL STATEMENTS – Continued

October 31, 2020

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of October 31, 2020, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2*	Level 3*	Total
Investments
Exchange-Traded Funds[1]	$2,165,393	$-	$-	$2,165,393
Mutual Funds[1]	1,456,780	-	-	1,456,780
Short-Term Investments	26,063,105	-	-	26,063,105
Total Investments	$29,685,278	$-	$-	$29,685,278

*	The Fund did not hold any Level 2 or 3 securities at period end.

[1]	Exchange-traded funds and mutual funds held in the Fund are Level 1 securities. For a detailed break-out of exchange-traded funds or mutual funds by asset classification, please refer to the Schedule of Investments.

Note 10 – Derivatives and Hedging Disclosures

Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund invested in options contracts during the year ended October 31, 2020.

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2020 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Options Contracts	Written Options Contracts
Equity contracts	$147,651	$-
Total	$147,651	$-

There was no change in unrealized appreciation/depreciation of derivative instruments. The Fund had purchased option transactions during the year ended October 31, 2020, however, due to the timing of these transactions, the average quarterly notional amount for the Fund was $0.

Note 11 – Covid-19 Risks

In early 2020, an outbreak of a novel strain of coronavirus (COVID-19) emerged globally. This coronavirus has resulted in closing international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Fund, including political, social and economic risks. Any such impact could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund. The ultimate impact of COVID-19 on the financial performance of the Fund’s investments is not reasonably estimable at this time.

AXS All Terrain Opportunity Fund

NOTES TO FINANCIAL STATEMENTS – Continued

October 31, 2020

Note 12 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.

The Fund declared the payment of a distribution to be paid, on December 28, 2020, to shareholders of record on December 24, 2020 as follows:

Long Term Capital Gain	Short Term Capital Gain	Income
$0.01052	$0.71368	$0.07031

There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of AXS All Terrain Opportunity Fund and

the Board of Trustees of

Investment Managers Series Trust II

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AXS All Terrain Opportunity Fund (formerly known as All Terrain Opportunity Fund) (the “Fund”), a series of Investment Managers Series Trust II, including the schedule of investments, as of October 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2013.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

December 30, 2020

AXS All Terrain Opportunity Fund

SUPPLEMENTAL INFORMATION (Unaudited)

Qualified Dividend Income

For the year ended October 31, 2020, 0.63% of the dividends to be paid from net investment income, including short-term capital gains, if any, from the Fund, are designated as qualified dividend income.

Corporate Dividends Received Deduction

For the year ended October 31, 2020, 1.10% of the dividends to be paid from net investment income, including short-term capital gains, if any, from the Fund, are designated as dividends received deduction available to corporate shareholders.

Results of Shareholder Meeting

At a meeting held on December 30, 2020, shareholders of the Fund approved the New Advisory Agreement between the Trust and AXS Investments LLC. The percentage of share outstanding and entitled to vote that were present by proxy was 53.86%. The number of shares voted were as follows:

For	Against	Abstain	Total
614,523	2,027	5,285	621,835

Trustees and Officers Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (844) 441-4440. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years[e]
Independent Trustees:
Thomas Knipper, CPA [a] (Born 1957) Trustee	Since September 2013	Vice President and Chief Compliance Officer, Ameritas Investment Partners, a registered investment advisor (1995 – present).	9	None.
Kathleen K. Shkuda [a] (born 1951) Trustee	Since September 2013	Zigzag Consulting, a financial services consulting firm (2008 – present). Director, Managed Accounts, Merrill Lynch (2007-2008).	9	None.
Larry D. Tashjian [a] (born 1953) Trustee and Chairman of the Board	Since September 2013	Principal, CAM Capital Advisors, a family office (2001 – present).	9	General Finance Corporation.

AXS All Terrain Opportunity Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years[e]
Independent Trustee:
John P. Zader [a] (born 1961) Trustee	Since September 2013	Retired (June 2014 – present); CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 – June 2014); President, Investment Managers Series Trust (December 2007 - June 2014).	9	Investment Managers Series Trust, a registered investment company (includes 55 portfolios), and 361 Social Infrastructure Fund, a closed-end investment company.
Interested Trustees:
Eric M. Banhazl b† (born 1957) Trustee	Since September 2013	Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (September 2013 – January 2016). Chairman (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.	9	Investment Managers Series Trust, a registered investment company (includes 55 portfolios), and 361 Social Infrastructure Fund, a closed-end investment company.
Terrance P. Gallagher a* (born 1958) Trustee and President	Since July 2019	President, Investment Managers Series Trust II (September 2013 – present); Executive Vice President, UMB Fund Services, Inc. (2007 – present). Director of Compliance, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2004 – 2007).	9	Cliffwater Corporate Lending Fund, a registered investment company; GAI Corbin Multi Strategy Fund, a closed-end investment company; and GAI Agility Income Fund, a closed-end investment company.

AXS All Terrain Opportunity Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years[e]
Officers of the Trust:
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since September 2013	Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili [b] (born 1966) Vice President and Assistant Secretary	Since January 2016	Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Secretary and Assistant Treasurer, Investment Managers Series Trust (September 2013 – January 2016).	N/A	N/A
Diane Drake [b] (born 1967) Secretary	Since January 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present). Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 – 2015). Chief Compliance Officer (2018 – 2019), Foothill Capital Management, LLC, a registered investment advisor.	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since September 2013

Principal, Dziura Compliance Consulting, LLC (October 2014 - present). Managing Director, Cipperman Compliance Services (2010 – September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 - 2010). Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).

			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.

b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.

c	Trustees and officers serve until their successors have been duly elected.

d	The Trust is comprised of 16 series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund managed by the same investment advisor. The Fund’s investment advisor also serves as the investment advisor to the AXS Alternative Growth Fund, AXS Multi-Strategy Alternatives Fund, AXS Chesapeake Strategy Fund, AXS Aspect Core Diversified Strategy Fund, AXS Managed Futures Strategy Fund, AXS Thomson Reuters Private Equity Return Tracker Fund, AXS Thomson Reuters Venture Capital Return Tracker Fund and AXS Sustainable Income Fund which are offered in a separate prospectus. The Fund does not hold itself out as related to any other series within the Trust, for purposes of investment and investor services.

e	“Other Directorships Held” includes only directorship of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”) or other investment companies registered under the 1940 Act.

†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC and Foothill Capital Management, LLC.

*	Mr. Gallagher is an “interested person” of the Trust by virtue of his position with UMB Fund Services, Inc.

AXS All Terrain Opportunity Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Board Consideration of Investment Advisory Agreements

At a meeting held on October 19-20, 2020, upon the recommendation of Castle Financial & Retirement Planning Associates, Inc. (“Castle Financial”) and Foothill Capital Management, LLC (“FCM” and together with Castle Financial, the “Co-Advisors”), the then-current co-advisors of the All Terrain Opportunity Fund (the “Fund”),1 a series of Investment Managers Series Trust II (the “Trust”), the Board of Trustees of the Trust, including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), considered and approved the following:

●	the termination of the then-current investment co-advisory agreements (each, a “Co-Advisory Agreement” and together, the “Co-Advisory Agreements”) between the Trust, on behalf the Fund, and each of Castle Financial and FCM, effective on October 26, 2020;

●	an interim investment advisory agreement (the “Interim Agreement”) between the Trust, on behalf of the Fund, and AXS Investments LLC (“AXS”), effective October 26, 2020; and

●	a new investment advisory agreement between the Trust, on behalf of the Fund, and AXS (the “AXS Agreement”), effective upon approval by the shareholders of the Fund.

Prior to the meeting of the Board, the Co-Advisors indicated to the Board that they no longer wished to serve as the co-advisors to the Fund; that they believed it would be in the best interests of the Fund and its shareholders to appoint AXS as the investment advisor of the Fund as soon as reasonably possible; and that if the Board appointed AXS as the Fund’s investment advisor, each of the Fund’s portfolio managers would continue to serve as portfolio managers of the Fund as dual employees of AXS and their respective advisory firms.

The Interim Agreement would allow AXS to serve as the investment advisor to the Fund for up to 150 days (until March 25, 2021) under terms that are substantially the same as those of the Co-Advisory Agreements, except for differences reflecting certain requirements of the 1940 Act, such as the date of execution, duration of the agreement, termination, and compensation conditions. The AXS Agreement would also have substantially the same terms as the Co-Advisory Agreements and, if approved by the Fund’s shareholders, it would remain in effect for a two-year period. The Board approved the AXS Agreement subject to the approval of the Fund’s shareholders. The Fund’s shareholders approved the AXS Agreement at a meeting held on December 30, 2020, and AXS began providing services to the Fund under the AXS Agreement on the same date.

In approving the Interim Agreement and the AXS Agreement, the Board, including the Independent Trustees, determined that each such approval was in the best interests of the Fund and its shareholders. The Board acknowledged that in accordance with exemptive relief granted by the U.S. Securities and Exchange Commission, due to unforeseen emergency circumstances related to the COVID-19 pandemic, the meeting was being held by videoconference, and that as required by the relief, the Board would ratify the approval of the Interim Agreement and AXS Agreement at its next in-person meeting.

Background

In advance of the meeting, the Board received information about the Fund, the Interim Agreement, and the AXS Agreement from AXS and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the organization and financial condition of AXS; information regarding the background, experience, and compensation structure of relevant personnel who would be providing services to the Fund; information about AXS’s compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; information regarding the estimated profitability of AXS’s overall relationship with the Fund; reports comparing the performance of the Fund with returns of the HFRX Global Hedge Fund Index (the “Index”) and a group of comparable funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”) (the “Peer Group”) from Morningstar, Inc.’s Multialternative fund universe (the “Fund Universe”) for the one-, three-, and five-year periods ended June 30, 2020; and reports comparing the proposed investment advisory fee and total expenses of the Fund with those of the Peer Group. The Board also received a memorandum from legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed approval of the Interim Agreement and the AXS Agreement. In addition, the Board considered information it reviewed during the year at other Board and Board committee meetings, including information provided to the Board regarding the Fund’s performance and its advisory fees and total expenses at the Board’s April 2020 meeting in connection with the last annual renewal of the Co-Advisory Agreements. No representatives of AXS were present during the Board’s consideration of the Interim Agreement or the AXS Agreement, and the Independent Trustees were represented by their legal counsel with respect to the matters considered.

[1]	Effective October 26, 2020, the name of the Fund was changed from All Terrain Opportunity Fund to AXS All Terrain Opportunity Fund.

AXS All Terrain Opportunity Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

In approving the Interim Agreement and the AXS Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services

With respect to the relevant performance information, the meeting materials indicated that the Fund’s annualized total returns for the one-, three- and five-year periods were higher than the Peer Group median returns and the Index returns, except that the Fund’s performance for the one-year period was below the return of the Index by 1.74%.

The Board noted its familiarity with AXS as the investment advisor for several other series of the Trust, and considered the services to be provided by AXS to the Fund. In doing so, the Board considered AXS’s role as the Fund’s investment advisor, noting that AXS would provide overall supervision of the general investment management and investment operations of the Fund, and oversee the Fund’s portfolio managers with respect to the Fund’s operations, including monitoring the portfolio managers’ investment and trading activities with respect to the Fund, and monitoring the Fund’s compliance with its investment policies. The Board considered the qualifications, experience, and responsibilities of the personnel of AXS who would be involved in the activities of the Fund, including the portfolio managers who had managed the Fund since its inception. In addition, the Board considered the overall quality of the organization and operations of AXS, as well as its compliance structure and compliance procedures. The Board also considered that the appointment of AXS as the Fund’s investment advisor would result in the dedication of additional resources to the administrative and operational aspects of managing the Fund, and would enable the Fund’s portfolio managers to focus solely on the Fund’s portfolio management.

The Board and the Independent Trustees concluded that based on the various factors they had reviewed, AXS would have the capabilities, resources, and personnel necessary to manage the Fund, and that AXS would provide the Fund with a reasonable potential for good investment results.

Advisory Fee and Expense Ratio

The Board reviewed information regarding the Fund’s proposed advisory fee and total expenses. The meeting materials indicated that the Fund’s proposed annual investment advisory fee (gross of fee waivers) was higher than the Peer Group median by 0.19%. The Trustees considered that AXS does not manage any other mutual funds, pension funds, or institutional separate accounts using the same objectives and policies as the Fund, and therefore they did not have a good basis for comparing the Fund’s proposed advisory fee with those of other similar accounts of AXS. The Trustees also considered their experience with the portfolio managers of the Fund, who would continue to manage the Fund as dual employees of AXS and their respective advisory firms. The Trustees noted the portfolio managers’ assertions that the Fund’s proposed advisory fee is appropriate in light of the extensive time and work that is put into managing the Fund’s investment strategy, and that the strategy is unique in that it incorporates a significant number of factors, a significant amount of research, and a proprietary risk model developed by the Co-Advisors, which the portfolio managers would continue to use to manage the Fund’s assets. The Trustees also considered that there would be no change in the Fund’s investment objective or investment strategies in connection with the proposed change in investment advisor. In considering the total expenses paid by the Fund, the Board observed that the annual total expenses (net of fee waivers) for the Fund’s most recent fiscal year were lower than the Peer Group median.

AXS All Terrain Opportunity Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Based on its review, including its consideration of the fact that the advisory fee proposed to be paid pursuant to the Interim Agreement and the AXS Agreement would be the same as the advisory fee previously paid to the Co-Advisors under the Co-Advisory Agreements, the Board and the Independent Trustees concluded that the proposed compensation payable to AXS under the Interim Agreement and the AXS Agreement would be fair and reasonable in light of the nature and quality of the services AXS was expected to provide to the Fund.

Profitability and Economies of Scale

The Board next reviewed the estimated profitability to AXS of its relationship with the Fund for one year, taking into account the Fund’s current asset size. The Board noted that AXS anticipated waiving a portion of its advisory fee, and determined that AXS’s anticipated profit level was reasonable. The Board noted that the potential benefits received by AXS as a result of its relationship with the Fund, other than the receipt of its advisory fee, would include the usual types of “fall out” benefits received by advisors to the Trust, including any research received from broker-dealers providing execution services to the Fund, the beneficial effects from the review by the Trust’s Chief Compliance Officer of AXS’s compliance program, and the intangible benefits of AXS’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance. The Board also noted that although the Interim Agreement and the AXS Agreement do not provide for any advisory fee breakpoints, the asset level of the Fund was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the assets of the Fund grow.

Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that approval of the Interim Agreement and the AXS Agreement was in the best interests of the Fund and its shareholders and, accordingly, approved the Interim Agreement and the AXS Agreement.

AXS All Terrain Opportunity Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of Investment Managers Series Trust II (the “Trust”) met on October 19-20, 2020 (the “Meeting”), to review the liquidity risk management program (the “Fund Program”) applicable to the AXS All Terrain Opportunity Fund (formerly, the All Terrain Opportunity Fund) series of the Trust (the “Fund”), pursuant to the Liquidity Rule. Prior to October 26, 2020, the Board had appointed Foothill Capital Management, LLC, the co-investment adviser to the Fund, as the program administrator (“Program Administrator”) for the Fund Program. Under the Trust’s liquidity risk management program (the “Trust Program”), the Board has delegated oversight of the Trust Program to the Liquidity Oversight Committee (the “Oversight Committee”). At the Meeting, the Oversight Committee, on behalf of Program Administrator and the Fund, provided the Board with a written report (the “Report”) that addressed the operation, adequacy, and effectiveness of implementation of the Fund Program, and any material changes to it for the period from December 1, 2019, through July 31, 2020 (the “Program Reporting Period”).

In assessing the adequacy and effectiveness of implementation of the Fund Program, the Report discussed the following, among other things:

●	The Fund Program’s liquidity classification methodology for categorizing the Fund’s investments (including derivative transactions);

●	An overview of market liquidity for the Fund during the Program Reporting Period;

●	The Fund’s ability to meet redemption requests;

●	The Fund’s cash management;

●	The Fund’s borrowing activity, if any, in order to meet redemption requests;

●	The Fund’s compliance with the 15% limit of illiquid investments; and

●	The Fund’s status as a primarily highly liquid fund (“PHLF”), the effectiveness of the implementation of the PHLF standard, and whether it would be appropriate for the Fund to adopt a highly liquid investment minimum (“HLIM”).

The Report stated that the Fund primarily holds assets that are defined under the Liquidity Rule as "highly liquid investments," and therefore the Fund is not required to establish an HLIM. Highly liquid investments are defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment. The Report also stated that there were no material changes made to the Fund Program during the Program Reporting Period.

In the Report, the Program Administrator concluded that (i) the Fund Program, as adopted and implemented, remains reasonably designed to assess and manage the Fund’s liquidity risk; (ii) the Fund continues to qualify as a PHLF and therefore is not required to adopt an HLIM; (iii) during the Program Reporting Period, the Fund was able to meet redemption requests without significant dilution of remaining investors’ interests in the Fund; and (iv) there were no weaknesses in the design or implementation of the Fund Program during the Program Reporting Period.

Effective October 26, 2020, AXS Investments LLC (“AXS”) became the Fund’s investment adviser and the Board appointed AXS as the program administrator and approved a new liquidity risk management program (the “New Fund Program”) with respect to the Fund. There can be no assurance that the New Fund Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

AXS All Terrain Opportunity Fund

EXPENSE EXAMPLE

For the Six Months Ended October 31, 2020 (Unaudited)

Expense Examples

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2020 to October 31, 2020.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		5/1/20	10/31/20	5/1/20 - 10/31/20
Institutional Class	Actual Performance	$1,000	$1,059.10	$7.28
	Hypothetical (5% annual return before expenses)	1,000	1,018.06	7.14

*	Expenses are equal to the Fund’s annualized expense ratios of 1.41%, multiplied by the average account values over the period, multiplied by 184/366 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

AXS All Terrain Opportunity Fund

A series of Investment Managers Series Trust II

Investment Advisor

AXS Investments LLC

181 Westchester Avenue, Unit 402

Port Chester, New York 10573

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 East Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
AXS All Terrain Opportunity Fund – Institutional Class	TERIX	46141T 406

Privacy Principles of the AXS All Terrain Opportunity Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the AXS All Terrain Opportunity Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (844) 441-4440 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (844) 441-4440 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Fund Portfolio Holdings

The Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the Fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the Fund filed its complete schedule of portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (844) 441-4440.

AXS All Terrain Opportunity Fund

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (844) 441-4440

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-844-441-4440.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has the following “audit committee financial experts” as defined in Item 3(b) of Form N-CSR serving on its Audit Committee: Messrs. Thomas Knipper and John P. Zader.  The audit committee financial experts are “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2020	FYE 10/31/2019
Audit Fees	$12,500	$12,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2020	FYE 10/31/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 10/31/2020	FYE 10/31/2019
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust II

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President/Chief Executive Officer

Date	01/08/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President/Chief Executive Officer

Date	01/08/2021

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	01/08/2021